Exhibit 24.1

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Keyes Hill-Edgar, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to the Viacom Inc. 2011 Stock Option Plan for Outside Directors, the Viacom Inc. 2011 RSU Plan for Outside Directors, the Viacom Excess 401(k) Plan, the Viacom Excess 401(k) Plan for Designated Senior Executives, the Viacom Bonus Deferral Plan and the Viacom Bonus Deferral Plan for Designated Senior Executives, and, as necessary or appropriate, any other Viacom benefit plan to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2011.

/s/ George S. Abrams
George S. Abrams

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Keyes Hill-Edgar, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to the Viacom Inc. 2011 Stock Option Plan for Outside Directors, the Viacom Inc. 2011 RSU Plan for Outside Directors, the Viacom Excess 401(k) Plan, the Viacom Excess 401(k) Plan for Designated Senior Executives, the Viacom Bonus Deferral Plan and the Viacom Bonus Deferral Plan for Designated Senior Executives, and, as necessary or appropriate, any other Viacom benefit plan to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2011.

/s/ Alan C. Greenberg
Alan C. Greenberg

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Keyes Hill-Edgar, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to the Viacom Inc. 2011 Stock Option Plan for Outside Directors, the Viacom Inc. 2011 RSU Plan for Outside Directors, the Viacom Excess 401(k) Plan, the Viacom Excess 401(k) Plan for Designated Senior Executives, the Viacom Bonus Deferral Plan and the Viacom Bonus Deferral Plan for Designated Senior Executives, and, as necessary or appropriate, any other Viacom benefit plan to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2011.

/s/ Robert K. Kraft
Robert K. Kraft

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Keyes Hill-Edgar, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to the Viacom Inc. 2011 Stock Option Plan for Outside Directors, the Viacom Inc. 2011 RSU Plan for Outside Directors, the Viacom Excess 401(k) Plan, the Viacom Excess 401(k) Plan for Designated Senior Executives, the Viacom Bonus Deferral Plan and the Viacom Bonus Deferral Plan for Designated Senior Executives, and, as necessary or appropriate, any other Viacom benefit plan to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2011.

/s/ Blythe J. McGarvie
Blythe J. McGarvie

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Keyes Hill-Edgar, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to the Viacom Inc. 2011 Stock Option Plan for Outside Directors, the Viacom Inc. 2011 RSU Plan for Outside Directors, the Viacom Excess 401(k) Plan, the Viacom Excess 401(k) Plan for Designated Senior Executives, the Viacom Bonus Deferral Plan and the Viacom Bonus Deferral Plan for Designated Senior Executives, and, as necessary or appropriate, any other Viacom benefit plan to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2011.

/s/ Charles E. Phillips, Jr.
Charles E. Phillips, Jr.

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Keyes Hill-Edgar, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to the Viacom Inc. 2011 Stock Option Plan for Outside Directors, the Viacom Inc. 2011 RSU Plan for Outside Directors, the Viacom Excess 401(k) Plan, the Viacom Excess 401(k) Plan for Designated Senior Executives, the Viacom Bonus Deferral Plan and the Viacom Bonus Deferral Plan for Designated Senior Executives, and, as necessary or appropriate, any other Viacom benefit plan to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2011.

/s/ Shari Redstone
Shari Redstone

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Keyes Hill-Edgar, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to the Viacom Inc. 2011 Stock Option Plan for Outside Directors, the Viacom Inc. 2011 RSU Plan for Outside Directors, the Viacom Excess 401(k) Plan, the Viacom Excess 401(k) Plan for Designated Senior Executives, the Viacom Bonus Deferral Plan and the Viacom Bonus Deferral Plan for Designated Senior Executives, and, as necessary or appropriate, any other Viacom benefit plan to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2011.

/s/ Sumner Redstone
Sumner Redstone

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Keyes Hill-Edgar, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to the Viacom Inc. 2011 Stock Option Plan for Outside Directors, the Viacom Inc. 2011 RSU Plan for Outside Directors, the Viacom Excess 401(k) Plan, the Viacom Excess 401(k) Plan for Designated Senior Executives, the Viacom Bonus Deferral Plan and the Viacom Bonus Deferral Plan for Designated Senior Executives, and, as necessary or appropriate, any other Viacom benefit plan to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2011.

/s/ Frederic V. Salerno
Frederic V. Salerno

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Keyes Hill-Edgar, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to the Viacom Inc. 2011 Stock Option Plan for Outside Directors, the Viacom Inc. 2011 RSU Plan for Outside Directors, the Viacom Excess 401(k) Plan, the Viacom Excess 401(k) Plan for Designated Senior Executives, the Viacom Bonus Deferral Plan and the Viacom Bonus Deferral Plan for Designated Senior Executives, and, as necessary or appropriate, any other Viacom benefit plan to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 14th day of February, 2011.

/s/ William Schwartz
William Schwartz